                      THE ONE GROUP-REGISTERED TRADEMARK-
                      THE ONE GROUP INTERMEDIATE BOND FUND
                       THE ONE GROUP GOVERNMENT BOND FUND
                         THE ONE GROUP INCOME BOND FUND
                   THE ONE GROUP KENTUCKY MUNICIPAL BOND FUND
                     THE ONE GROUP OHIO MUNICIPAL BOND FUND
                      THE ONE GROUP MUNICIPAL INCOME FUND
                 THE ONE GROUP INTERMEDIATE TAX-FREE BOND FUND
                    THE ONE GROUP GROWTH OPPORTUNITIES FUND
                      THE ONE GROUP ASSET ALLOCATION FUND
                        THE ONE GROUP EQUITY INDEX FUND
                      THE ONE GROUP DISCIPLINED VALUE FUND
                    THE ONE GROUP LARGE COMPANY GROWTH FUND
                        THE ONE GROUP INCOME EQUITY FUND
                 THE ONE GROUP INTERNATIONAL EQUITY INDEX FUND
                     THE ONE GROUP LARGE COMPANY VALUE FUND

                     Supplement dated February 20, 1996 to
                       Prospectus dated November 1, 1995

The table under the heading SALES CHARGE in the section of the prospectus entitled HOW TO DO BUSINESS WITH THE ONE GROUP, is replaced in its entirety with the following table:

                                                                          SALES CHARGE AS
                                                                            APPROPRIATE
                                                        SALES CHARGE AS    PERCENTAGE OF    COMMISSION AS A
                                                        A PERCENTAGE OF     NET AMOUNT       PERCENTAGE OF
                 AMOUNT OF PURCHASE                     OFFERING PRICE       INVESTED       OFFERING PRICE
-----------------------------------------------------  -----------------  ---------------  -----------------
less than $100,000...................................          4.50%             4.71%             4.05%
$100,000 but less than $250,000......................          3.50%             3.63%             3.05%
$250,000 but less than $500,000......................          2.50%             2.56%             2.05%
$500,000 but less than $1,000,000....................          2.00%             2.04%             1.60%
$1,000,000 or more...................................          0.00%             0.00%             0.00%

In the second paragraph under the heading SALES CHARGE, the fourth sentence is revised to read as follows: "In addition, the Distributor will, from time to time and at its own expense, provide promotional incentives to financial institutions and intermediaries, whose registered representatives have sold or are expected to sell significant amounts of the shares of the Fund, in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives to places within or outside the United States, and additional compensation in an amount up to 1.00% of the offering price of Class A shares of the Fund for sales of $1 million to $5 million, and 0.50% for sales over $5 million."

EFFECTIVE MARCH 1,  1996, PROSPECTUSES FOR  THE ABOVE FUNDS  WILL BE REVISED  AS
FOLLOWS:

In the second paragraph under the heading SALES CHARGE, the fifth sentence is revised to read as follows: "If such shares are redeemed prior to the first anniversary of purchase, the Shareholder will be assessed a sales charge on the initial purchase in the amount of the additional compensation paid by the Distributor."

The EXPENSE SUMMARY under the heading ABOUT THE FUND is amended by adding the following footnote after the caption "Maximum Contingent Deferred Sales Charge (as a percentage of purchase price or redemption proceeds, as applicable)":

    "A person who purchases $1 million or more of Class A shares and is not assessed a sales charge at the time of purchase, will be assessed a sales charge equivalent to 1% of the purchase price if such purchaser redeems any or all of the Class A shares prior to the first anniversary of purchase."

            INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                                FOR FUTURE REFERENCE

TOG-INSERT-9